Q2 2016 Investor Presentation Revised June 1, 2016

Forward Looking Statements 1 This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8 - K, and our regular reports on Forms 10 - Q and 10 - K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non - GAAP measures, and we may reference Non - GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10 - Q and 10 - K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor .ProAssurance.com, and in the related Current Report s on Form 8K . N on - GAAP Measures

Corporate Profile & Update

Key Discussion Points for First Quarter 2016 3 Solid Profitability: $24.7 million in operating income Underwriting Success: 94.5% Combined Ratio Favorable Development: $28.7 million Overall premiums essentially level despite fierce competition Growth in Workers’ Compensation and Lloyd’s segments Growth in hospitals & facilities within Specialty P & C segment The result of increased broker outreach and maturation of the once - a - year sales cycle Cross - selling: $4.9 million in Q1 ‘16 vs $800,000 in Q1 ‘15 Lloyd’s segment achieved initial profitability in the quarter Investments

ProAssurance Corporate Profile

- Healthcare-centric specialty liability insurance writer
  - Healthcare Professional Liability (HCPL)
    - Only public company writing predominately HCPL
  - Workers' Compensation
  - Life sciences and medical devices
  - Attorney's professional liability
- Market Cap: ~$2.9 billion
- Shareholders' Equity: $2.0 billion

ProAssurance. Treated Fairly
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ProAssurance Corporate Profile

- Healthcare-centric specialty insurance writer
  - Healthcare Professional Liability (HCPL)
    - Only public company writing predominately HCPL
  - Life sciences and medical device liability
  - Workers' compensation
  - Legal professional liability
  - Alternative Risk Transfer
- Market Cap: $2.5 billion
- Shareholders' Equity: $2.0 billion
- Total Assets: $4.9 billion
- Claims-Paying Ratings
  - A. M. Best: "A+" (Superior)
  - Fitch: "A" (Strong)
- 40 locations in three countries
  - 939 employees
- Writing in 50 states & DC
- Emerging international business

Business Unit	Principal Offices	Employees	Lines of Business
HCPL	18	437	Healthcare Professional Liability
PRA Corporate	1	94	Corporate functions (Accounting, Legal, etc.)
PICA	1	92	Professional Liability for Podiatry & Chiropractic
Eastern	7	254	Workers' Compensation Captive Facilities (all lines)
Medmarc	2	73	Products Liability Legal Professional Liability
PRA Risk Solutions	1	3	Alternative Risk Transfer

3/31/16


Lloyds
Cayman Islands
Underwriting Offices
Claims Offices
Claims / Underwriting Offices
Corporate Headquarters

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ProAssurance Brand Profile 6 Specialty P&C Workers’ Comp Healthcare Professional Liability Medical Technology & Life Sciences Products Liability Legal Professional Liability Alternative Risk Transfer

Mission, Vision and Values 7 Mission We exist to protect others Vision We will be the best in the world at understanding and providing solutions for the risks our customers encounter as healers, innovators, employers, and professionals. Through an integrated family of specialty companies, products, and services, we will be a trusted partner enabling those we serve to focus on their vital work. As the employer of choice, we embrace every day as a singular opportunity to reach for extraordinary outcomes, build and deepen superior relationships, and accomplish our mission with infectious enthusiasm and unbending integrity Values Integrity Relationships Leadership Enthusiasm

Strategic Review

Key High - Level Strategies We have built a platform to address the challenges of the evolution of healthcare The creation of new delivery systems and entities is changing the competitive landscape in healthcare professional liability Financial strength and broad geographic reach are now simply “table stakes” Coverage flexibility and alternative risk solutions are the differentiators We will remain healthcare - centric as we address a broad array of liability risks for our insureds We will continue to enhance shareholder value thought effect capital management 9

The Reality of Healthcare Healthcare cost is the main event. The Affordable Care Act is a side show America can deliver more care than we can afford Restructuring is producing profound changes in healthcare Healthcare delivery is being pushed down to lower cost providers The U.S. spends a greater proportion of GDP on healthcare and the percentage is increasing but results don’t measure up 10 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Healthcare Spending as a Percentage of GDP (1995 - 2013) US France Germany OECD Global Japan UK

The Reality of Insurance 11 Insurance companies are awash in capital Pressure is mounting to “do something” with it Chase market share with low prices but disastrous long - term consequences Appease investors or policyholders with unwise capital - return strategies M&A will emerge, but may be more critical for smaller competitors seeking the size and scope to address the market For many traditional MPL companies, it is “the fork in the road,”

Establishing our Platform 12 Early M&A built out our medical professional liability business by building scope and size We added capabilities through subsequent M&A PICA: podiatric and related specialties Medmarc: life sciences and medical technology ProAssurance Mid - Continent Underwriters: ancillary healthcare New product development to support emerging risks for our healthcare insureds The acquisition of Eastern Insurance Alliance allows us to provide workers’ compensations solutions and provides proven alternative market solutions through segregated cell capabilities The other pillar of liability for healthcare organizations

ProAssurance is Positioned to Succeed in HCPL 13 ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability SNL 2015 Statutory Data, >50% HCPL, Direct Written Premiums >$80 million Doctors Co National Limited Hospital Experience $678 Medical Protective (Main Berkshire HCPL) National Recent Hospital Experience $570 ProAssurance Size, Scope & Experience $ 454 MLMIC NY Only $420 Coverys Limited Active Scope $ 396 NORCAL Limited Scope Minimal Hospital Experience $315 PRI NY Only Negative Surplus $297 MAG Mutual $234 MCIC $231 Hospitals Ins. Co. $214 ISMIE $193 Constellation $160 SVMIC $134 Controlled Risk $121 MICA $114 National Chiropractic Mutual National Limited Focus $ 92 OMSNIC National Dental & Related $ 91 COPIC $83 MM - NC $81 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Size & Scope of Top HCPL Writers Surplus billions Bubble Size = 2015 Direct Premiums Written in millions Active States

Strategic Successes in the Evolving Market

- The Certitude[tm] program in partnership with Ascension Health
  - Shared risk through quota share participation by Ascension's captive on first $1M
  - ~2,150 insured physicians
  - ~$22.3 million inforce premium
  - Active in AL, CT, D.C., FL, IL, IN, KS, MD, MI, NY, OK, TX, WI

CERTITUDE by ASCENSION HEALTH


States with Active Certitude Programs
States with Ascension Health Ministry Locations*
States with Active CAPAssurance Policies

- CAPAssurance
  - Partnered with California-based CAP-MPT
  - Risk sharing by CAP through variable quota share participation on first $1M
  - ~$4.5M of inforce premium, including three hospitals

*www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148

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Evolving Market Strategies: Alternative Risks 15 Cross - selling / Cross - licensing targets existing insureds for additional policies Captive insurance programs allow large, sophisticated healthcare and workers’ compensation customers to control their own insurance programs Two joint healthcare professional and workers’ compensation programs in place Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells Alternative risk and self - insurance opportunities can be

Evolving Market Strategies: Traditional Policies 16 Cross - selling / Cross - licensing targets existing insureds for additional policies Risk sharing/high deductible programs Risk Purchasing Groups for specific specialties or regions Joint physician/hospital insurance products addressing the unique risk tolerance and claims expectations of each insured

Strategic Opportunities 17 ProAssurance Risk Solutions sm Proven expertise to address complex risk financing challenges in both healthcare and workers’ compensation Run - off liabilities in M&A transactions Assumption of existing reserve liabilities for large organizations seeking to repurpose capital resources Specialized self - insurance plans Offers financial flexibility through more efficient securitization/collateralization of self - funded risks ProAssurance Complex Medicine (ProCxM) Program for larger entities with self - insured retentions allows us to participate in markets we have not previously addressed Proprietary analytics provides advanced underwriting & pricing capabilities in conjunction with Pro - Praxis, an underwriting agency capitalized by Cooper Gay

Strategic Opportunities Through Lloyd’s Syndicate 1729 is an investment opportunity with significant insurance benefits Potentially provides access to international medical professional liability opportunities Leverage Medmarc’s expertise to underwrite international medical technology and life sciences risks Increases flexibility for ProAssurance when working with complex risks Primary and excess business can be written 18

Strategic Opportunities Through Medmarc Medmarc is a market - leader in medical products and life sciences liability Increasing presence in device and drug development by larger healthcare organizations Increasing globalization of testing and development efforts are a natural fit with Lloyd’s Syndicate 1729 Provides ProAssurance and our agents with another arrow in our product quiver at the complex end of the healthcare delivery continuum 19

Strategic Opportunities Through Mid - Continent ProAssurance Mid - Continent Underwriters addresses the needs of ancillary healthcare providers This market is increasing rapidly as the push to reduce healthcare costs drives care through lower cost providers who are an important part of the healthcare continuum 20

Key Investor Points 21 ProAssurance has always evolved ahead of the curve in our industry — we continue that trend We have proven our ability to thrive across insurance cycles and produce significant returns for long - term shareholders Our long - term focus on financial strength and sustained value creation is central to our overall strategy Our management team is heavily invested — professionally and financially in our success

Q1 2016 Income Statement Highlights Continued profitability in a challenging market in millions, except per share data Quarter Ended Year Ended March 31, 2016 2015 2015 2014 Gross Premiums Written $ 221 $ 221 $ 812 $ 780 Net Investment Result $ 22 $ 29 $ 112 $ 130 Total Revenues $ 193 $ 208 $ 772 $ 852 Net Losses and ALAE $ 111 $ 105 $ 411 $ 363 Underwriting & Operating Expenses $ 57 $ 51 $ 217 $ 211 Net Income (Includes Realized Investment Gains & Losses) $ 19 $ 38 $ 116 $ 197 Operating Income $ 25 $ 35 $ 143 $ 186 Net Income per Diluted Share $ 0.36 $ 0.67 Operating Income per Diluted Share $ 0.46 $ 0.61 $ 2.61 $ 3.13 22

Balance Sheet Highlights $1.26 $1.42 $1.70 $1.86 $2.16 $2.27 $2.39 $2.16 $1.96 $1.98 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 16 Shareholders’ Equity: 57% Increase Since 2007 Maintaining the financial strength required to keep our insurance promise 23 Book Value per share is affected by our continuing purchase of common stock at prices above Book Value per Share Q1 ’16 2015 2014 2013 Shareholders’ Equity $ 2.0 $ 2.0 $ 2.2 $ 2.4 Total Investments 3.7 3.7 4.0 3.9 Total Assets 4.9 4.9 5.2 5.2 Total Policy Liabilities 2.9 2.4 2.4 2.4 Book Value per Share $ 37.30 $ 36.88 $ 38.17 $ 39.13 in billions, except Book Value per share

Reflects all stock splits and includes all dividends in the year declared. Source: SNL The Payoff: Consistent Value Creation 24 $2.62 $3.85 $3.80 $4.77 $6.24 $6.59 $11.60 $15.74 $10.09 $8.34 $8.79 $10.50 $16.08 $19.56 $24.32 $24.96 $27.46 $26.39 $26.86 $30.30 $39.91 $42.19 $48.48 $45.15 $48.53 $52.49 Share Price at 5/31/16 Split Adjusted Since Inception: 1877% (CAGR: 13%) 10 Year: 122% ( CAGR : 8%) 5/31/06 – 5/31/16 5 Year 49% ( CAGR : 8%) 5/31/11 – 5/31/16 3% 52% 50% 88% 146% 160% 357% 521% 298% 229% 247% 314% 534% 671% 862% 884% 983% 941% 959% 1095% 1484% 1698% 2012% 2040% 2201% 2404% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 Total Return at 5/31/16 Split Adjusted Since Inception: 2404% (CAGR: 14%) 10 Year: 182% (CAGR: 11%) 5/31/06 – 5/31/16 5 Year 8 9% (CAGR: 14%) 5/31/11 – 5/31/16

$40.23 $43.56 $46.46 $47.41 $1.84 $2.29 $3.14 $3.32 $4.28 $4.91 $5.79 $6.62 $6.96 $7.61 $8.01 $8.75 $9.39 $10.46 $12.30 $16.81 $19.35 $21.35 $26.30 $30.17 $35.42 48.45 Dividends Begin in 2011 Reflects all stock splits and includes all dividends in the year declared. Source: SNL The Payoff: Consistent Value Creation 25 Q1 2016 Book Value Per Share + Dividends Declared through 5/31/16 Split Adjusted Since Inception: 2540% (CAGR: 14%) 3% 52% 50% 88% 146% 160% 357% 521% 298% 229% 247% 314% 534% 671% 862% 884% 983% 941% 959% 1095% 1484% 1698% 2012% 2040% 2201% 2404% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 Total Return at 5/31/16 Split Adjusted Since Inception: 2404% (CAGR: 14%) 10 Year: 182% (CAGR: 11%) 5/31/06 – 5/31/16 5 Year 8 9% (CAGR: 14%) 5/31/11 – 5/31/16

Capital Discussion We focus on the creation of meaningful shareholder value through a disciplined approach to capital management

Demonstrated Commitment to Capital Management $290 million capital returned in 2015 $35 million returned YTD 2016 Buybacks balance share price vs. book value/share YTD 16: $1.9 mln / 39,400 shares 2015: $170 mln / 3.7 mln shares 2014: $ 222 mln / 4.9 mln shares Since 2007: $748 mln / 15.4 mln shares $110 mln authorized at 5/31/16 Dividends Declared YTD 2016: $32.9 mln 2015: $120 mln 2014: $220 mln Since 2007: $646 mln Quarterly dividend: $0.31/share $170 $222 $32 $21 $106 $52 $88 $54 $33 $67 $70 $65 $38 $53 $150 $154 $35 $290 $443 $97 $192 $36 $106 $52 $88 $54 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Share buybacks Regular Dividends Special Dividends $ in millions Buyback & Dividends as of May 31, 2016 27 Capital Returned is Regular & Special Dividends Declared + Share Buybacks Dividends declared based on $0.31 per share * shares outstanding at 5/15/16

Capital Growth and Total Capital Return 28 A superb track record under the current senior management team ( Q2 2007 to 2015) Shareholders Equity grown from $1.2 billion to $2.0 billion (56%) $1.4 billion returned to shareholders through share repurchase and dividends Additionally, $754 million deployed in transformative strategic acquisitions $ in 000’s Dividends Declared Share Repurchase Acquisition Total 2007 ̶ $ 54,201 ̶ $ 54,201 2008 ̶ 87,561 ̶ 87,561 2009 ̶ 52,045 $ 137,800 189,845 2010 ̶ 106,347 233,000 339,347 2011 $ 15,269 21,013 ̶ 36,282 2012 192,466 ̶ 24,000 216,466 2013 64,777 32,454 153,700 250,931 2014 220,464 222,360 205,244 648,068 2015 119,856 169,793 ̶ 289,649 YTD 16 32,905 1,863 ̶ 34,768 $ 645,737 $ 747,637 $ 753,744 $ 2,147,118 $1,393,374 Dividends declared based on $0.31 per share * shares outstanding at 5/15/16

Share repurchase at prices with a reasonable payback period Options for deploying remaining capital Capital and Liquidity Decisions All decisions must recognize that we hold significant capital at the subsidiary level to maintain operating company ratings and satisfy regulatory requirements. Dividends from these subsidiaries to the holding company are our primary source of liquidity and are paid as allowed given rating and regulatory concerns. Special dividend Decreasing tax efficiency 29 Starting Point : Capital Liquidity Required capital for Anticipated operating operating subsidiaries expenses Subtract: Capital Liquidity Potential opportunities Amounts needed for for organic growth and quarterly dividends strategic M&A and debt service

Subsidiary Dividends to Corporate 30 Primary source of liquidity Ordinary dividends permitted without regulatory approval Generally once per year/ subsidiary Amounts and criteria vary by domiciliary state Extraordinary dividends require regulatory approval Subsidiary capital requirements play a major role $44 $149 $229 $50 $162 $56 $94 $311 $285 YTD 16 2015 2014 Subsidiary Dividend History in millions Ordinary Extraordinary 2016 ORDINARY Dividend Capacity is $165 Million

Strong Capital Position and Minimal Debt Committed to enhancing shareholder value through effective capital management R etaining capital needed for the market turn and M&A 18% 18% 12% 10% 6% 2% 3% 3% 2% 13% $- $0.5 $1.0 $1.5 $2.0 $2.5 Q1 16 2015 2014 2013 2012 2011 2010 2009 2008 2007 $ in billions Debt Equity Debt to Equity No Debt Prior to 2001 Premiums to Surplus Ten - Year Debt to Equity $350 million long - term debt $250 million 10 - year notes due 11/15/2023 @ 5.30% Coupon $100 million on revolver Collateral earning a higher rate than interest charged Debt - to - capital easily supports financial ratings 31 0.4 0.3 0.3 0.3 0.2 0.2 0.4 0.4 $- $0.5 $1.0 $1.5 $2.0 $2.5 Q1 16 2015 2014 2013 2012 2011 2010 2009 Premiums Equity Premiums to Surplus $ in billions

Capital Management Priorities 32 The manner in which capital is used has an effect on financial ratings Conceptual Model of Projected A. M. Best BCAR Scores if Premiums Increase Surplus is Reduced Excess Capital vs. Excess Capacity “A+” Rating Threshold

Consolidated Operational Highlights Our commentary on operational results and updates on recent transactions and strategy

Strong Operational Results Lowest combined ratio of the top 100 Property & Casualty writers 2011 through 2014 * Second in 2009 and fourth in 2010 Combined ratio average 2009 - 2015: 70.0% Operating ratio average 2009 - 2015: 46.3% 69.1% 68.0% 52.5% 57.3% 70.6% 82.1% 90.5% 38.8% 39.8% 27.6% 32.6% 46.1% 64.2% 74.8% 2009 2010 2011 2012 2013 2014 2015 Combined Ratio and Operating Ratio History Combined Ratio Operating Ratio 34 *Source : Moody’s P&C Insurance Statistical Handbooks / Excludes Eastern Insurance Alliance

Consistent Approach to Reserves Recognizing loss trends as they appear No change in reserving philosophy or process Reserve Development History by Quarter by Year $16 $20 $19 $25 $40 $48 $53 $48 $34 $29 $20 $31 $37 $38 $50 $60 $39 $42 $35 $25 $30 $43 $33 $52 $50 $49 $43 $36 $44 $104 $108 $138 $184 $114 $82 $49 $56 $11 $17 $23 $36 $105 $185 $207 $234 $326 $272 $223 $182 $161 $29 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Total Q4 Q3 Q2 Q1 $ in millions 35 HCPL Predominating 2003 — 2016

1 2 Physician & Dental 46.6% Ancillary Healthcare 3.2% Life Sciences & Med Tech 3.4% Hospitals & Facilities 5.8% Attorneys 3.6% Workers' Comp 35.4% Other 0.1% Lloyd's 1.9% Specialty P&C: 63% Q1 2016 Policyholders : ~78,000 Physician & Dental 58.8% Ancillary Healthcare 10.8% Life Sciences & Med Tech 1.6% Hospitals & Facilities 0.7% Attorneys 14.9% Workers' Comp 12.4% Other 1.0% 2016 Premiums, Policyholders & Distribution Q1 2016 Premium: $221 mln Tail Premium Allocated by Line Reflects Inter - Segment Eliminations Distribution Sources at 12/31/15 HCPL LPL Life Sciences Workers’ Comp Agent / Broker 72% 100% 100% 100% Direct 28% -- -- -- 36

Reinsurance Programs Professional Liability Medical Technology & Life Sciences Workers' Compensation Reinsured Retention Coverage Offered up to Maximum Standard Policy Limits -------- 5% to 10% retained based on layer Coverage Offered up to Maximum Standard Policy Limits -------- 20% Retention s Coverage up to $149.5 million per loss event -------- 0% Retention 100% Retained up to $1 million 100% Retained up to $1 million 100% Retained up to $500,000 37

Eastern Insurance Update 38 Driver of significant top line growth for ProAssurance Profitable operations contributing to bottom line success Expected cross selling / cross licensing opportunities are emerging Approximately $5 million in premiums in Q1 2016 vs $800,000 in Q1 2015 Successfully adding combined healthcare professional liability and workers' compensation captive programs Solidifies our ability to serve the needs of larger integrated health systems and healthcare delivery organizations Workers’ compensation represents one of the single largest liability expenditures for healthcare entities

Lloyd’s Syndicate 1729 Update 39 First policies underwritten January 1, 2014 $6.9 million in gross premiums written (to ProAssurance) for quarter reported 3/31/16 Current capacity for 2016 is approximately $129 million * ProAssurance is providing 58% of underwriting capital $74.4 million in underwriting capital for 2016 Six - Year commitment of up to $200 million Remaining capital from other corporates and private names Benefits to ProAssurance Diversification Providing opportunities to participate in international healthcare liability on a primary and reinsurance basis Meet needs of U.S. insureds with international business 3/31/16* Exchange Rates

The ProAssurance Response 40 Our long - term focus on financial strength is central to our overall strategy and success ProAssurance has always evolved ahead of the curve We have proven our ability to thrive across insurance cycles We have an unmatched combination of financial strength and deep experience We are building the platform that will allow us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands Eastern, Medmarc, PICA & Mid - Continent Traditional HCPL companies deepen our capabilities

Segment Highlights We report results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation Insurance Lloyd’s Syndicate 1729

Quarter Ended Year Ended March 31, 2016 2015 2015 2014 Gross Premiums Written $ 138.2 $ 143.5 $ 526 $ 533 Net Premiums Earned $ 119.7 $ 124.7 $ 443 $ 493 Total Revenues $ 112.0 $ 116.4 $ 448 $ 499 Net Losses & Loss Adjustment Expenses $ 71.2 $ 69.0 $ 250 $ 228 Underwriting & Operating Expenses $ 25.1 $ 27.2 $ 106 $ 133 Operating Result $ 15.8 $ 20.2 $ 92 $ 137 Q1 2016 Specialty P&C Financial Highlights in millions, except ratios 42 Current Accident Year Net Loss Ratio 88.8% 87.8% 92.3% 83.0% Prior Accident Year Net Loss Ratio (24.5%) (27.7%) (35.9%) (36.7%) Net Loss Ratio 64.3% 60.1% 56.4% 46.3% Underwriting Expense Ratio 22.6% 23.6% 23.8% 27.0% Combined Ratio 86.9% 83.7% 80.2% 73.7%

Q1 2016 Specialty P&C Gross Written Premium 43 Gross Written Premiums decreased $ 5.3M (3.7%) from $ 143.5M to $ 138.2M Physician new business of $4.3 mln , retention of 88%. Increase in two - year policies designed to improve retention. Facilities increase is due to new business of $2.8 mln ; 74% retention Lawyers decrease is due to stricter underwriting and higher pricing Products liability new business of $1.4 mln ; 84% retention $13 $8 $8 $5 $7 $12 $8 $9 $6 $7 Healthcare facilities Other healthcare providers Legal professionals Tail & other, professional liability Products liability 2016 2015 $88 $94 $9 $7 $97 $101 Q1 2016 Q1 2015 Physician 12-mo Physician 24-mo $ in millions Qtr Ended March 31st Two - year policies increase retention

Strong Retention Despite Competition Retention remains strong Continued underwriting vigilance is being used today to ensure future success Market share is important, but NOT as important as profitability 85% 87% 90% 90% 89% 90% 89% 89% 89% 88% 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 16 Year - over - Year Premium Retention – Physicians 90% 89% 91% 88% Q2 15 Q3 15 Q4 15 Q1 16 Trailing Four Quarters’ Premium Retention – Physicians 44

No Overall Change in HCPL Loss Trends Current accident year loss ratio adjustments have been minor — in either direction Minimal changes on renewed business 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2016 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% -1% 0% 0% 0% Cumulative 23% 57% 101% 139% 165% 173% 168% 152% 142% 137% 132% 132% 130% 131% 131% 131% -10% 30% 70% 110% 150% MD/DO Charged Rate History PICA excluded to facilitate accurate comparisons over time 45

Differentiate Through Claims Defense

- We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim
  - Differentiates our product
  - Provides long-term financial and marketing advantages
  - Retains business and deters future lawsuits
- Increasingly important as claims data becomes public
  - Malpractice outcomes now public in 26 states

Ten Year Average 2005-2014

ProAssurance: 77% No Paid Losses


Dropped or Dismissed 64.7%
Defense Verdict 12.3%
Settled/ADR/ Other 19.5%
Plaintiff Verdict 3.5%

Source: ProAssurance, as reported to PIAA

Industry: 73% No Paid Losses


Dropped or Dismissed 66.2%
Defense Verdict 6.7%
Plaintiff Verdict 0.7%
Settled/ADR/ Other 26.4%

Source: PIAA 2014 Claim Trend Analysis, ProAssurance Excluded

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The Ohio Example: 2006 – 2013 Data Comprehensive, reliable data provided by the Ohio Department of Insurance Broad range of competitors and business approaches www.insurance.ohio.gov/Legal/Reports/Documents/Ohio2013MedicalProfessionalLiabilityClosedClaimReport.pdf 92% 75% 8% 25% ProAssurance All Others With Indemnity NO Indemnity More Claims Closed With No Indemnity 87% 96% 13% 4% ProAssurance All Others Closed With Trial Closed by Settlement, ADR or Without Trial More Claims Defended in Court $33,480 $71,624 ProAssurance All Others EXTRAORDINARY OUTCOMES: 2x Lower Average Indemnity Payment per Closed Claim 47

On average, 29 points better than the industry The Bottom Line Benefits of Strong Defense Our ability and willingness to defend claims allows us to achieve better results 20.6% 21.1% 17.6% 16.2% 4.6% 14.0% 10.7% 21.9% 43.7% 23.1% 24.0% 20.6% 20.1% 17.1% 28.0% 27.3% 64.3% 44.2% 41.6% 36.8% 24.6% 31.1% 38.7% 49.2% 2007 2008 2009 2010 2011 2012 2013 2014 13.3% 38.9% 22.3% 25.6% 35.6% 64.5% PRA Industry Source: 2007 - 2012, Statutory Basis, A.M. Best Aggregates & Averages 2014: Preliminary data from SNL ProAssurance vs. Industry Five - Year Average Loss Ratio ( 2010 - 2014) Legal Payments as a Percentage of Total Loss Ratio Loss Payments as a Percentage of Total Loss Ratio ProAssurance Stand Alone Loss Ratio ( 2007 - 2014) Calendar Year 48 TOTAL LOSS RATIO

ProAssurance Outperforms in HCPL ProAssurance consistently outperforms in a volatile line of business 40% 60% 80% 100% 120% 140% 160% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 Calendar Year Combined Ratio 1991 - 2014 ProAssurance MPL Source: 1991 - 2013 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business Policyholder Dividends Included. 2014 is preliminary SNL data '91 - '14 Avg 5 Yr Avg 87.8% 107.0% 10 Yr Avg 69.9% 89.3% 59.2% 91.1% 49

Segment Highlights We repo rt results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation In surance Lloyd’s Syndicate 1729

Quarter Ended Year Ended March 31, 2016 2015 2015 2014 Gross Premiums Written $ 78.0 $ 75.9 $ 244 $ 225 Net Premiums Earned $ 54.4 $ 51.3 $ 213 $ 195 Total Revenues $ 54.9 $ 51.4 $ 214 $ 195 Net Losses & Loss Adjustment Expenses $ 35.0 $ 32.1 $ 141 $ 126 Underwriting & Operating Expenses $ 17.8 $ 15.4 $ 64 $ 45 Operating Result $ 0.8 $ 1.8 $ 8 $ 7 2015 Workers’ Compensation Financial Highlights in millions, except ratios 51 Current Accident Year Net Loss Ratio 66.4% 65.9% 67.1% 65.7% Prior Accident Year Net Loss Ratio (2.0%) (3.3%) (1.1%) (0.7%) Net Loss Ratio 64.4% 62.6% 66.0% 65.0% Underwriting Expense Ratio 32.8% 30.0% 29.9% 31.0% Combined Ratio 97.2% 92.6% 95.9% 96.0%

Consistent Profitability in Workers' Comp 52 Historical Combined Ratio Average 88% since 2006 (1) excluding fair value adjustments, intangible asset amortization, transaction - related and other one - time charges (1) 79.1% 65.6% 80.2% 87.7% 96.0% 89.7% 91.8% 93.0% 96.0% 95.9% 97.2% 91.6% 94.3% 94.3% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 16 2006 – 2013 is Traditional Workers’ Compensation only (1) (1)

How Eastern Differentiates 53 Disciplined individual account underwriting with focus on rate adequacy in rural territories Dedicated to effective claims management and returning injured workers to wellness Understands market dynamics and regulatory concerns Use of local knowledge that has always differentiated ProAssurance

Eastern Business Profile 54 Offices Licensed and actively seeking business Licensed, accepting “border” business Eastern Re (Cayman) Licensed in 30 states Avoiding high - hazard states within the Eastern footprint

Workers' Compensation Risk Diversification Wide diversification by class code and market segment Almost 7,000 active policies in Traditional Programs Over 600 class c odes a ctively written 55 Physcians/Dentists 10.7% Nursing Homes Skilled 2.7% Hospital 6.4% Clerical / Office 15.7% Colleges/Schools 10.2% Auto Dealers 4.8% Auto Service Centers 1.8% Salesmen - Outside 3.9% Restaurant 3.0% Banks 1.7% 19.8% Healthcare and Related Risks Top 10 Classes (Traditional) Payroll Exposure as of March 31, 2016 Exposure Base: PA, DE, MD, VA, NC, SC

Physician / Dentists 3.9% Nursing Homes Skilled 4.0% Social Rehab Facilities 2.9% Retirement/Life Care Community 2.7% Clerical / Office 17.2% Colleges/Schools 6.8% Auto Dealers 6.3% Salesmen - Outside 5.7% Grocery Store - Retail 2.1% Restaurant 2.8% 13.5% Healthcare and Related Risks These are self - insured, segregated portfolio cells within Eastern’s alternative markets facility 2,800 active Inova ® policies Over 4 00 class codes actively written Workers' Compensation Risk Diversification 56 Top 10 Classes (Alternative) Payroll Exposure as of March 31, 2016 Exposure Base: PA, DE, MD, VA, NC, SC

Broad Product Spectrum Guaranteed Cost 50.0% INOVA (Alternative Markets) 33.6% Policyholder Dividend 11.4% Deductible Plans 4.1% Retrospective Rating 0.9% Guaranteed Cost Policies Loss - Sensitive Dividend Plans Deductible Plans Retrospective Rating Plans Alternative Market Programs ParallelPay – “ Pay as you Go” TPA Services Claims Administration and Risk Management 3/31/16 Active Policies at 3/31/16 Traditional WC Programs 6,924 Alternative Markets 2,820 9,744 57

How Eastern Differentiates Extensive medical cost containment strategies consistently updated and implemented as new trends emerge Ten - year weighted average implied medical inflation is 1.5 percent on an incurred basis Proactive claims management Use of Compromise & Release where permitted by law Strategic use of return - to - wellness initiatives Use of a proactive, unique claims approach that has always differentiated ProAssurance 58

Workers’ Comp Claim Closing Pattern: Traditional 59 Few claims remain open from older accident years Eastern is recognized as a short - tail writer of workers’ compensation insurance 364 535 590 570 687 591 717 776 889 953 1,073 1,177 1,221 1,238 1,084 776 0 1 0 3 0 2 2 3 4 7 5 17 41 85 192 535 0 150 300 450 600 750 900 1,050 1,200 1,350 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Accident Years 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Closed Claims 364 535 590 570 687 591 717 776 889 953 1,073 1,177 1,221 1,238 1,084 776 Open Claims 0 1 0 3 0 2 2 3 4 7 5 17 41 85 192 535 3/31/16

Workers’ Comp Claim Closing Pattern: Alternative 60 Few claims remain open from older accident years Eastern is recognized as a short - tail writer of workers’ compensation insurance 66 103 175 267 407 424 310 325 336 385 403 502 493 550 558 439 0 0 0 0 0 0 0 1 0 0 3 2 8 25 77 264 0 100 200 300 400 500 600 700 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Accident Years 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Closed Claims 66 103 175 267 407 424 310 325 336 385 403 502 493 550 558 439 Open Claims 0 0 0 0 0 0 0 1 0 0 3 2 8 25 77 264 3/31/16

How Eastern Differentiates Captive insurance solutions provided through Eastern Re Segregated cell company based in Cayman Opens additional business opportunities for healthcare professional liability business Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs Value - added risk management services cements brand loyalty 61

Segment Highlights We repo rt results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation Insurance Lloyd’s Syndicate 1729

Lloyd’s Segment Highlights Segment has achieved profitability New, highly - experienced healthcare professional liability underwriting team has joined Syndicate 1729 Extensive experience in Canada, Australia, South America and Middle East 63

Quarter Reported Year Ended March, 31 2016 2015 2015 2014 Gross Premiums Written $ 6.9 $ 4.7 $ 57 $ 34 Net Premiums Earned $ 1.4.6 $ 5.8 $ 38 $ 12 Total Revenues $ 13.0 $ 6.5 $ 39 $ 13 Net Losses & Loss Adjustment Expenses $ 6.2 $ 4.0 $ 25 $ 8 Underwriting & Operating Expenses $ 5.2 $ 3.6 $ 19 $ 10 Segment Operating Result $ 1.6 $ (1.1) $ (6) $ (5) YTD Lloyd’s Segment Financial Highlights in millions, except ratios 64 Net Loss Ratio 49.7% 69.6% 66.8% 67.7% Underwriting Expense Ratio 41.5% 62.2% 49.2% 76.5% Premiums are increasing primarily due to new business derived from the build - out of the underwriting team Expense ratio is declining as premiums build and start - up expenses transition to operating expenses

Lloyd’s Syndicate 1729: Business Detail Broad spread of risk Property is primarily US Full year casualty premium will include $14.1 million ceded by PRA/PICA (Podiatry) 65 For the period reported March 31, 2016 $ in millions Q1 2016 Syndicate 1729 Gross Written Premium is $12.0 million ProAssurance 57.5 % Share is $6.9 million Broken out by category: Property Insurance $3.9 55.5 % Casualty $2.7 38.9% Property Reinsurance $0.3 5.5%

Segment Highlights Corporate U.S. investing activities Non - premium revenues Corporate expenses U. S. taxes

Quarter Ended Year Ended March 31, 2016 2015 2015 2014 Investment income $ 25.1 $ 27.1 $ 82 $ 93 Equity in earnings (loss) of unconsolidated subsidiaries $ (3.6) $ 1.6 $ 4 $ 3 Net realized investment gains (losses) $ (8.4) $ 4.8 $ (36) $ 8 Operating expenses $ 7.5 $ 5.4 $ 18 $ 7 Interest expense $ 3.7 $ 3.6 $ 11 $ 11 Income taxes $ 1.4 $ 7.7 $ 16 $ 43 Segment Operating Result $ 1.1 $ 17.0 $ 7 $ 44 Q1 2016 Corporate Segment Financial Highlights in millions, except ratios 67 Our alternative market investments produced less favorable results in 2016 and we accelerated the amortization of operating losses relative to our tax credit partnership investments . Tax reduction due to the benefit from tax credits, the decline in pre - tax income and an increase in tax - exempt income Investment income continues to decline due to lower average balances, primarily due to extensive capital management efforts and declining interest rates Net realized investment losses reflect impairments of $9.7 million, primarily energy - related

Investment Portfolio Detail ProAssurance remains conservatively invested to ensure our ability to keep our long - term promise of insurance protection

2016 Investment Strategy & Outlook 69 Continuing capital management activities will reduce the size of the portfolio Maintaining optimum allocation remains paramount Requires ongoing re - allocation Ensures non - correlation of returns Duration management is also important We will not extend duration in search of incremental yield

All as of 03/31/16 ProAssurance Investment Profile Fixed Income 74% Short Term (incl cash) 4% Equities & Equity Substitutes 20% BOLI 2% $3.7 Billion Overall Portfolio State & Muni 33% Corporate 46% Asset Backed 15% Govt & Agency 6% $2.8 Billion Fixed Income Portfolio (74% of Invested Assets) Average duration: 3.4 years Average tax - equivalent income yield: 3.94% Investment grade: 92% Weighted average: A+ Full portfolio disclosure on our website: investor.proassurance.com/CustomPage/Index?KeyGenPage=305596 70 DAILY Cash Equities Bonds 85% MONTHS (NEGOTIATED) LPs (Secondary Liquidity) 8% 30 - 90 DAYS HFs/Privates 4% Not liquid Statutory Deposits 1% 6 MONTHS BOLI 2% Sources of Liquidity

Other 11% Auto 14% Non Agency MBS 7% Agency MBS/CMBS 68% ProAssurance Portfolio Detail: Asset Backed 3/31/16 Subject to Rounding Asset Backed: $404 Million (11% of Invested Assets) Weighted Average Rating: “ AAA” 71

Financials 29% Industrials 17% Utilities/ Energy 17% Other 1% Basic Materials 4% Technology 4% Communications 6% Consumer Oriented 22% ProAssurance Portfolio Detail: Corporate Corporates: $ 1.3 Billion (34% of Invested Assets) Weighted Average Rating: A - Top 20 Banks/Financials: $185 million in millions JPM Chase $20 Wells $8 Goldman Sachs $17 National Bank of Canada $8 Bank of America $14 Blackrock $7 PNC $12 HCP $7 The Doctor’s Co $12 Digital Realty Trust $7 CITI $12 US Bank $5 Morgan Stanley $11 BB&T $5 American Express $10 GE Capital $4 National Rural Utilities $9 Ventas Realty $4 Simon Property $9 Barclays $4 3/31/16 72

Fixed Income $144 72% LP $24 12% Equities & Other $31 16% ProAssurance Portfolio Detail: Energy Exposure Energy Related Exposure: $199 Million 3/31/16 73 Total energy exposure is 5% of invested assets $120 million is investment grade with a $0.5 million net unrealized gain 3.2% of invested assets $24 million of below investment grade bonds with a net unrealized loss of $4.4 million <1% of invested assets

General Obligation 20% Special Revenue 68% Prerefunded 12% ProAssurance Portfolio Detail: Municipals Municipals: $900 Million (24% of Invested Assets) Top 10 Municipal Holdings in millions State of Texas $15 Connecticut State Housing Authority $13 Omaha Public Power $13 Missouri State Highways $13 University of Alabama Revenue $12 Colorado Spring Utilities $11 North Carolina Capital Improvement $11 Pennsylvania State $10 Metro Nashville $10 Illinois St Muni Elec Agency Power $9 Weighted Average Rating: AA 3/31/16 74

Equities 36% Alternative Equity & Debt 14% Real Estate LP 5% Private Equity 14% Convertible Bonds 3% Short Inv Grade Bond Fund 1% Inflation Focused Bond Fund 9% Tax Credits 18% ProAssurance Portfolio: Equities & Other 03/31/16 Equities & Other: $737 Million (20% of Invested Assets) 5.1 % TE Book Yld Includes BDCs and MLPs 13.9% TE IRR 75

Additional Financial Detail

- $0.6 - $5.2 - $5.7 - $8.0 - $7.5 - $7.7 - $10.4 $1.0 $6.9 $12.0 $20.0 $20.4 $24.9 $30.7 2010 2011 2012 2013 2014 2015 2016 Pre-Tax Losses Including Impairment Tax Credit Provision (Reduces Net Investment Income) (Reduces Taxes Due) Tax Credit Impact on Operating Results 77 Substantial tax benefits and amortization expenses Actual Projected

Capital Growth: 2008‒Q1 2016 78 2008 2009 2010 2011 2012 2013 2014 2015 Q1 '16 Stock Issued $ 112,478 ̶ ̶ ̶ ̶ ̶ ̶ ̶ ̶ Employee Stock Transactions $ 11,673 $ 7,205 $ 6,147 $ 6,167 $ 7,780 $ 9,261 $ 11,246 $ 8,221 $ 1,329 Earnings $ 177,725 $ 222,026 $ 231,598 $ 287,096 $ 275,470 $ 297,523 $ 196,565 $ 116,197 $ 19,317 Dividends ̶ ̶ ̶ $ (15,269) $ (192,466) $ (64,777) $ (220,464) $ (119,866) $ (16,445) Treasury Stock $ (87,561) $ (46,884) $ (106,347) $ (20,317) $ (32,054) $ (222,360) $ (169,793) $ (1,301) Unrealized G/L $ (45,800) $ 98,663 $ 19,870 $ 50,913 $ 15,343 $ (85,719) $ (1,457) $ (34,349) $ 23,260 Total Equity $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 1,985

Inside ProAssurance’s Balance Sheet Cash & Investments: 79.6% Insurance Receivables 10.7% Goodwill & Intangible Assets: 6.2% Other Assets: 3.5% Retained Earnings: 40.7% Other Equity: - 0.1% Reinsurance Payable & Other Liabilities: 10.5% Unearned Premiums: 7.9% Loss Reserves: 41.0% Assets: $4.9 bln Liabilities: $2.9 bln Equity: $2.0 bln 3/31/16 79

Inside ProAssurance’s Income Statement 80 Net Premiums Earned: 91.8% Net Realized Investment Gains (Losses): - 4.3% Net Investment Income: 13.2% Other: - 0.7% Net Income: 10.0% Provision for Income Taxes: 0.7% Underwriting, Policy Acquisitions, Operating and Interest Expenses: 31.9% Net Losses and Loss Adjustment Expenses: 57.4% Revenues: $193 mln Expenses: $173 mln Net Income: $19 mln Tax Expense: $1 mln 3/31/16

Book Value per Share History 81 $21.35 $26.30 $30.17 $35.42 $36.85 $39.13 $38.17 $36.88 $37.30 $20.26 $24.04 $26.58 $31.93 $33.34 $35.64 $32.66 $31.17 $31.64 $20.80 $23.13 $25.29 $29.80 $30.98 $34.67 $31.63 $30.72 $30.76 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 Book Value per Share Tangible Book Value per Share Tangible Book Value per Share excl. Unrealized Gains / Losses Q1 2016

Book Value per Share 82 Components 3/31/16 12/31/15 Change Total Book Value $ 37.30 $ 36.88 $ .42 Less: Goodwill & Intangible Assets 5.66 5.71 (0.05) Tangible Book Value $ 31.64 $ 31.17 $ 0.47 Less: Unrealized Gain / Loss 0.88 0.45 0.43 Tangible Book Value excl Unreal G/L $ 30.76 $ 30.72 $ 0.04 Estimated Effect of Treasury Shares $ (1.10) $ (1.16) $ 0.06 Outstanding Shares (000s) 53,201 53,101 100 Treasury Shares (000s) 9,430 9,403 27

2.9% 4.4% - 1.7% - 0.3% - 1.4% Pre-Tax Underwriting Profit $13 Pre-Tax Investment Income $22 Non-Operating Gains $(8) Taxes $(1) Interest & Intangibles $(7) 3.7% 5.4% 0.9% - 1.4% - 1.5% Pre-Tax Underwriting Profit $20 Pre-Tax Investment Income $29 Non-Operating Gains ($5) Taxes $(8) Interest & Intangibles $(8) Q1 2016 Return on Equity: 3.9% Components of Return on Equity 83 Long - term ROE target: 12% - 14% Five Year Average ROE: 10.5% * (2011 - 2015) Ten year Average ROE: 12.1% * ( 2006 - 2015) 3/31/16 *Excludes income from discontinued operations and the 2013 gain on the acquisition of Medmarc Q1 2015 Return on Equity: 7.1% Full Year 2015 Return on Equity: 5.6%

Now Reporting in Four Segments 84 • Healthcare Professional Liability • Products Liability • Lawyers’ Professional Liability Specialty P&C • Traditional • Captive Market Facility Workers’ Compensation • Syndicate 1729 (58%) (including investments & taxes) Lloyd’s • PRA Corp – parent company • Internal agency operations • Investments, except Lloyd’s • Taxes, except Lloyd’s • Debt Corporate / Other ProAssurance Consolidated

Q1 2016 Condensed Results by Segment 85 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination 2016 2015 Gross premiums written $ 138,246 $ 78,047 $ 6,896 $ — $ (2,655) $ 220,534 $ 221,342 Net premiums written 119,662 69,551 6,615 — — 195,828 197,613 Net premiums earned 110,755 54,383 12,441 — — 177,579 171,899 Net losses and LAE 71,174 35,027 6,189 — (1,435) 110,955 105,140 Underwriting, policy acquisition & operating expenses 25,054 17,829 5,167 7,507 1,332 56,889 51,356 Underwriting Result $ 14,527 $ 1,527 $ 1,085 $ (7,507) $ 103 $ 9,735 $ 15,403 % of total 149.2% 15.7% 11.1% (77.1)% 1.1% 100.0 % Net investment result — — 315 21,491 — 21,806 28,926 Net realized inv gains / (losses) — — (5) (8,347) — (8,352) 4,839 Other income 1,276 471 252 458 (103) 2,354 2,169 SPC dividend expense / (income) — 1,176 — — — 1,176 2,184 Interest expense — — — 3,686 — 3,686 3,631 Income tax expense 84 1,280 1,364 7,708 Segment operating result $ 15,803 $ 822 $ 1,563 $ 1,129 $ — $ 19,317 $ 37,814 Net loss ratio 64.3% 64.4% 49.7 % n/a n/a 62.5% 61.2 % Expense ratio 22.6% 32.8% 41.5% 4.2%* n/a 32.0% 29.9 % Combined ratio 86.9% 97.2% 91.2 % n/a n/a 94.5% 91.1% * Corporate expenses divided by consolidated net premium earned

2015 Condensed Results by Segment 86 Specialty P&C Workers' Comp Lloyd' s Syndicate Corporate / Other Elimination 2015 2014 Gross premiums written $ 526,296 $ 243,608 $ 56,929 $ — $ (14,615) $ 812,218 $ 779,609 Net premiums written 442,126 218,338 48,821 — — 709,285 701,849 Net premiums earned 443,313 213,161 37,675 — — 694,149 699,731 Net losses and LAE 250,168 140,744 25,181 — (5,382) 410,711 363,084 Underwriting, policy acquisition & operating expenses 105,574 63,653 18,518 24,518 4,801 217,064 211,311 Underwriting Result $ 87,571 $ 8,764 $ (6,024) $ (24,518) $ 581 $ 66,374 $ 125,336 % of total 131.9% 13.2% (9.1)% (36.9)% 0.9% 100.0 % Net investment result — — 928 111,414 — 112,342 129,543 Net realized inv gains / (losses) — — 24 (41,663) — (41,639) 14,654 Other income 4,561 492 698 2,057 (581) 7,227 8,398 SPC dividend expense / (income) — 853 — — — 853 1,842 Interest expense — — — 14,596 — 14,596 14,084 Income tax expense 1,240 11,418 12,658 65,440 Segment operating result $ 92,132 $ 8,403 $ (5,614) $ 21,276 $ — $ 116,197 $ 196,565 Net loss ratio 56.4% 66.0% 66.8 % n/a n/a 59.2% 51.9 % Expense ratio 23.8% 29.9% 49.2 % n/a n/a 31.3% 30.2 % Combined ratio 80.2% 95.9% 116.0 % n/a n/a 90.5% 82.1%

2015 Income Statement Highlights Continued profitability in a challenging market in millions, except per share data Quarter Ended Year Ended December 31, 2015 2014 2015 2014 Gross Premiums Written $ 161 $ 148 $ 812 $ 780 Net Investment Result $ 26 $ 34 $ 112 $ 130 Total Revenues $ 186 $ 218 $ 772 $ 852 Net Losses and ALAE $ 93 $ 75 $ 411 $ 363 Underwriting & Operating Expenses $ 59 $ 52 $ 217 $ 211 Net Income (Includes Realized Investment Gains & Losses) $ 35 $ 65 $ 116 $ 197 Operating Income $ 39 $ 60 $ 143 $ 186 Operating Income per Diluted Share $ 0.73 $ 1.04 $ 2.61 $ 3.13 87